UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lantheus Holdings, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Lantheus Holdings, Inc.

Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on April 28, 2022

For Stockholders of record as of March 01, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/LNTH

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

CONTROL NUMBER

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/LNTH

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 18, 2022.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/LNTH	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Lantheus Holdings, Inc.

Meeting Type: Annual Meeting of Stockholders
Date:	Thursday, April 28, 2022
Time:	10:00 AM, Eastern Time
Place:	Wellesley Room at the Hilton Boston Logan Airport Hotel
One Hotel Drive, Boston, MA 02128

To attend virtually you must pre-register online at www.proxydocs.com/LNTH.

SEE REVERSE FOR FULL AGENDA

Lantheus Holdings, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

AGAINST ON PROPOSAL 5

    PROPOSAL

The Board of Directors recommends you vote FOR the following nominees:

1.	Election of three Class I directors to our Board of Directors:

1.01 Mary Anne Heino

1.02 Dr. Gérard Ber

1.03 Samuel Leno

The Board of Directors recommends you vote FOR the following proposal:

2.	The approval, on an advisory basis, of the compensation paid to our named executive officers (commonly referred to as “say on pay”).

The Board of Directors recommends you vote FOR the following proposal:

3.	The approval of an amendment to the Lantheus Holdings, Inc. 2015 Equity Incentive Plan to increase the number of Shares reserved for issuance thereunder.

The Board of Directors recommends you vote FOR the following proposal:

4.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board of Directors recommends you vote AGAINST the following proposal:

5.	The stockholder proposal regarding proxy access.